Exhibit 10.13
FIRST SUPPLEMENTAL INDENTURE
First Supplemental Indenture (this “First Supplemental Indenture”), dated as of February 9, 2021 among Chesapeake Energy Corporation, an Oklahoma corporation (the “Company” or the “Permanent Issuer”), the parties that are signatories hereto as Guarantors (each, a “Guaranteeing Subsidiary”) and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”).
W I T N E S S E T H:
WHEREAS, Chesapeake Escrow Issuer LLC (the “Escrow Issuer”) has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 5, 2021, providing for the issuance of 5.500% Senior Notes due February 1, 2029 (the “2026 Notes” and of 5.875% Senior Notes due February 1, 2029 (the “2029 Notes” and, together with the 2026 Notes, the “Notes”);
WHEREAS, on the date hereof, the Escrow Issuer has merged with and into the Permanent Issuer, with the Permanent Issuer as the surviving corporation;
WHEREAS, the parties hereto desire to enter into this First Supplemental Indenture to evidence the assumption by the Permanent Issuer of all the payment and other obligations of the Escrow Issuer under the Notes and the Indenture on the Completion Date;
WHEREAS, the Indenture provides that upon the Completion Date each of the Permanent Issuer and each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture and become parties to the Indenture and pursuant to which the Permanent Issuer shall assume all of the obligations of the Escrow Issuer under the Notes and the Indenture, as applicable, and each Guaranteeing Subsidiary shall unconditionally guarantee, on a joint and several basis with the other Guaranteeing Subsidiaries, all of the Permanent Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”);
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Permanent Issuer and the Guarantors are authorized to execute and deliver this First Supplemental Indenture without the consent of Holders of the Notes;
WHEREAS, each of the Permanent Issuer and the Guarantors has been duly authorized to enter into this First Supplemental Indenture; and
WHEREAS, all acts, conditions, proceedings and requirements necessary to make this First Supplemental Indenture a valid, binding and legal agreement enforceable in accordance with its terms for the purposes expressed herein, in accordance with its terms, have been duly done and performed.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes of each series as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.
ARTICLE II
ASSUMPTION AND AGREEMENTS
Section 2.1    Assumption of Obligations. The Permanent Issuer hereby agrees, as of the date hereof, to assume, to be bound by and to be liable, as a primary obligor and not as a guarantor or surety, with respect to, any and all payment obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in the Indenture and all other obligations of the Permanent Issuer under the Indenture.
ARTICLE III
AGREEMENT TO BE BOUND, GUARANTEE
Section 3.1    Agreement to be Bound. Each Guaranteeing Subsidiary hereby becomes a party to the Indenture as a Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture.
Section 3.2    Guarantee. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee for each series of Notes and in the Indenture including but not limited to Article 10 thereof.
ARTICLE IV
MISCELLANEOUS
Section 4.1    Notices. All notices and other communications to the Permanent Issuer and the Guarantors shall be given as provided in the Indenture to the Permanent Issuer and the Guarantors.
Section 4.2    Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this First Supplemental Indenture or the Indenture or any provision herein or therein contained.
Section 4.3    Severability. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
Section 4.4    Execution and Delivery. (a) The Permanent Issuer agrees that its assumption of all of the payment obligations under the Notes and the Indenture shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such assumption of all of the payment obligations under the Notes and the Indenture on the Notes.
(b) Each Guaranteeing Subsidiary agrees that the Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of any such Guarantee.
Section 4.5    No Recourse Against Others. No director, manager, officer, member, partner, employee, incorporator or unitholder or other owner of Capital Stock of the Permanent Issuer or any Guarantor, as such, will have any liability for any obligations of the Permanent Issuer or the Guarantors under the Notes, the Indenture or the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
Section 4.6    Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE.
Section 4.7    Counterparts. The parties may sign any number of copies of this Supplemental Indenture, and each party hereto may sign any number of separate copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
Section 4.8    Headings. The headings of the Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.
Section 4.9    The Trustee. The Trustee makes no representation or warranty as to the validity or sufficiency of this First Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.
Section 4.10    Benefits Acknowledged. (a) The Permanent Issuer’s assumption of all of the payment obligations under the Notes and the Indenture is subject to the terms and conditions set forth in the Indenture. The Permanent Issuer acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this First Supplemental Indenture and that its assumption of all of the payment obligations under the Notes and the Indenture and the waivers made by them pursuant to this First Supplemental Indenture are knowingly made in contemplation of such benefits.
(b) Each Guaranteeing Subsidiary’s Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guaranteeing Subsidiary acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this First Supplemental Indenture and that the guarantee and waivers made by it pursuant to this Guarantee are knowingly made in contemplation of such benefits.
Section 4.11    Successors. All agreements of the Permanent Issuer and the Guarantors in this First Supplemental Indenture shall bind their Successors, except as otherwise provided in this First Supplemental Indenture. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.
Section 4.12    Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

CHESAPEAKE ENERGY CORPORATION, as Permanent Issuer

By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.
	Title:	Executive Vice President - Chief Financial Officer

GUARANTORS

By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.

Sole Director of the Corporate Subsidiary Guarantors listed below:
BRAZOS VALLEY LONGHORN FINANCE CORPORATION
CHESAPEAKE NG VENTURES CORPORATION
CHK ENERGY HOLDINGS, INC.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION

Officer of the Managers of the Limited Liability Company Subsidiary Guarantors listed below:
BURLESON SAND LLC
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.

[Signature Page to First Supplemental Indenture]

CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK NGV LEASING COMPANY, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMPRESS, L.L.C.
ESQUISTO RESOURCES II, LLC
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
WHE ACQCO., LLC
WHR EAGLE FORD LLC
WILDHORSE RESOURCES II, LLC
WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC

CHESAPEAKE OPERATING, L.L.C. On behalf of itself and as general partner of the following limited partnership: CHESAPEAKE LOUISIANA, L.P.

EMLP, L.L.C. On behalf of itself and as a general partner of the following limited partnership: EMPRESS LOUISIANA PROPERTIES, L.P.

Officer of the Managing Members of the Limited Liability Company Subsidiary Guarantors listed below:
BRAZOS VALLEY LONGHORN, L.L.C.
BURLESON WATER RESOURCES, LLC
CHK UTICA, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
PETROMAX E&P BURLESON, LLC

[Signature Page to First Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS, As Trustee

By:	/s/ Chris Niesz
	Name:	Chris Niesz
	Title:	Vice President

By:	/s/ Kathryn Fischer
	Name:	Kathryn Fischer
	Title:	Vice President
[Signature Page to First Supplemental Indenture]